SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2002

DOTRONIX, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-9996	41-1387074
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 First Street S.E., New Brighton, Minnesota	55112-7894
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (651) 633-1742

N/A

(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

(c)           Exhibits.

                99.1         Certification of Chief Executive Officer required pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                99.2         Certification of Chief Financial Officer required pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.

On October 1, 2002, the Company filed with the SEC its Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002. As required by 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, this filing was accompanied by a certification of the Company’s Chief Executive Officer and Chief Financial Officer. Conformed copies of these certifications are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2002

DOTRONIX, INC.

By:	/s/ Robert V. Kling
Robert V. Kling
Chief Financial Officer